                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

                            -------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.


            300 EAST DELAWARE AVENUE, 8TH FLOOR
            WILMINGTON, DELAWARE                          19809
        (Address of principal executive offices)        (Zip Code)


                                 James Vellanti
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2506
            (Name, address and telephone number of agent for service)

                                AMR HOLDCO, INC.
                               EMCARE HOLDCO, INC.
               (Exact name of obligor as specified in its charter)

        DELAWARE                                       20-2076468
        DELAWARE                                       20-2076495
        (State or other jurisdiction of                (I. R. S. Employer
        incorporation or organization)                 Identification No.)

        6200 S. SYRACUSE WAY                           80111
        GREENWOOD VILLAGE, COLORADO
        (Address of principal executive offices)       (Zip Code)

                          ----------------------------

                     10% SENIOR SUBORDINATED NOTES DUE 2015

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                  Comptroller of the Currency
                  Washington, D.C.

         b)   Whether it is authorized to exercise corporate trust powers.
                  Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

                       USE ONE OF FOLLOWING RESPONSES ONLY

ITEMS 3-15    Not applicable because, to the best of Trustee's knowledge, the
              Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this indenture.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

         2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to
              Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

         4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

         5.   Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

         7. A copy of the Report of Condition of the Trustee as of June 30, 2005, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

         8.   Not applicable.

         9.   Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 30th day of September, 2005.


                                       U.S. BANK TRUST NATIONAL ASSOCIATION

                                       By:    /s/ Cheryl L. Clark
                                              ----------------------------------
                                       Name:    Cheryl L. Clark
                                       Title:   Assistant Vice President

EXHIBIT 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                               AS OF JUNE 30, 2005

                                    ($000'S)

                                                                       6/30/2005
                                                                       ---------

ASSETS

  Cash and Balances Due From Depository Institutions                    $405,383
  Fixed Assets                                                               233
  Intangible Assets                                                      101,857
  Other Assets                                                            31,529
                                                                       ---------
     TOTAL ASSETS                                                       $538,971


LIABILITIES

  Other Liabilities                                                      $15,921
                                                                       ---------
  TOTAL LIABILITIES                                                      $15,921

EQUITY

  Common and Preferred Stock                                              $1,000
  Surplus                                                                505,932
  Undivided Profits                                                       16,118
                                                                       ---------
     TOTAL EQUITY CAPITAL                                               $523,050

TOTAL LIABILITIES AND EQUITY CAPITAL                                    $538,971

--------------------------------------------------------------------------------
To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:     /s/ Cheryl L. Clark
        -------------------
        Name: Cheryl L. Clark
        Title:   Assistant Vice President

Date:  September 30, 2005